SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is March 5, 2026.

MFS® Core Bond Fund

MFS® Total Return Fund

MFS® Total Return Series

Effective March 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Philipp Burgener	March 2026	Investment Officer of MFS

Effective March 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Philipp Burgener	Portfolio Manager	Employed in the investment area of MFS since 2003

MULTI-SUP-III-030526